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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2023

SKECHERS U.S.A., INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 318-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.001 per share	SKX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Skechers U.S.A., Inc. (the “Company”) held its Annual Meeting of Stockholders on June 12, 2023. At the Annual Meeting, 315,934,623 votes were present in person or by proxy, which represented 92.0% of the total outstanding eligible votes. The Company’s stockholders elected three directors to the Company’s Board of Directors, as more fully described below.

Proposal No. 1 - Election of Directors

The stockholders elected three director nominees who were nominated by the Board of Directors to serve as directors of the Company for a three-year term expiring at the annual meeting of stockholders to be held in 2026 and until their respective successors are duly elected and qualified or until their death, resignation or removal. The following sets forth the results of the voting with respect to each nominee:

Director Nominee	Votes For	Withheld
Katherine Blair	253,609,338	62,325,285
Yolanda Macias	264,361,059	51,573,564
Richard Siskind	283,610,091	32,324,532

Proposal No. 2 – Approval of Amendment to our Certificate of Incorporation to Permit the Exculpation of our Officers

The stockholders voted for approval of this amendment to our certificate of incorporation to permit the exculpation of our officers. There were 266,865,588 votes, or 84.5% of the total number of votes cast, for this proposal, with 48,920,552 votes against it and 148,483 votes abstaining.

Proposal No. 3 – Approval of the 2023 Incentive Award Plan

The stockholders voted for this proposal approving the Company’s 2023 Incentive Plan Award Plan. There were 313,275,253 votes, or 99.2% of the total number of votes cast, for this proposal, with 2,385,788 votes against it and 273,582 votes abstaining.

Proposal No. 4 – Advisory Vote to Approve the Compensation of Named Executive Officers

The stockholders voted, in a non-binding advisory vote, to approve the compensation of the Company’s Named Executive Officers. There were 227,654,414 votes, or 72.1% of the total number of votes cast, for this proposal, with 87,959,352 votes against it and 320,857 votes abstaining.

Proposal No. 5 – Advisory Vote on Frequency of Future Votes to Approve Compensation of Named Executive Officers

The stockholders voted, in a non-binding advisory vote, to conduct future non-binding advisory votes to approve the compensation of the Company’s Named Executive Officers every three years. There were 213,770,778 votes, or 67.7% of the total number of votes cast, to conduct non-binding advisory votes to approve the compensation of the Named Executive Officers every three years, with 102,021,573 votes cast to conduct them every year and 38,319 votes cast to conduct them every two years, and 103,953 votes abstaining

Proposal No. 6 - Stockholder Proposal Requesting the Board of Directors to Issue a Report for Net Zero Climate Transition Plan

The stockholders voted against approval of this proposal requesting the Company’s Board of Directors to issue a report regarding a net zero climate transition plan. There were 269,574,473 votes, or 87.4% of the total number of votes cast, against this proposal, with 39,024,892 votes for it and 7,335,258 votes abstaining.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

June 16, 2023	By:	/s/ Philip G. Paccione

Name: Philip G. Paccione
Title: Corporate Secretary